                                                                    EXHIBIT 10.4

                       STOCK PLEDGE AND SECURITY AGREEMENT

        This Stock Pledge and Security Agreement (this "Pledge Agreement") is executed and delivered as of the 15th day of December, 2000, by each of the parties set forth on the signature pages hereof (collectively "Pledgors", and individually each a "Pledgor" ), to and in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent for itself and the other Lenders ("Agent"), with respect to the following facts:

        A. Pledgors, Agent, the Lenders named therein, and other Obligors named therein have entered into that certain Loan and Security Agreement, dated as of December 15, 2000 (the same as it may be amended, restated, modified, and supplemented, and in effect from time to time, the "Loan Agreement"), and certain other Loan Documents, pursuant to which Loan Documents the Lender Group has agreed to extend credit to or for the account of Communications & Power Industries, Inc., a Delaware corporation ("Borrower").

        B. In order to induce the Lender Group to enter into the Loan Agreement and to accept all of the Loan Documents, and to make advances and otherwise extend credit to Borrower thereunder, each Pledgor has agreed to secure the payment and performance of the Guaranteed Obligations (as defined below) and to accomplish same by (i) executing and delivering to Agent this Pledge Agreement for the benefit of the Lender Group, (ii) delivering to Agent the Pledged Securities owned by such Pledgor (hereinafter defined), together with appropriate powers and/or endorsements duly executed in blank by such Pledgor, and (iii) delivering to Agent any and all other documents which Agent deems necessary to protect Agent's interests hereunder or with respect to the Guaranteed Obligations.

        C. This Pledge Agreement is one of the Stock Pledge Agreements as defined and described in the Loan Agreement. Capitalized terms, which are used herein but not defined herein, shall have the meanings ascribed to them in the Loan Agreement.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Pledgors hereby agree as follows:

        1.     Definitions.

               (a) "Guaranteed Obligations" means all obligations and liabilities of Pledgors for payment and performance under or arising out of the Guaranty.

               (b) "Issuer" shall mean and include each of the corporations identified in Exhibit "A" hereto, which is incorporated herein by this reference, individually and collectively.

               (c) "Pledge Agreement" shall mean and include this Pledge and Security Agreement, as amended, modified or supplemented from time to time.

               (d) "Pledged Property" shall mean and include (i) the Pledged Securities, the certificates or other instruments representing the Pledged Securities, any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, together with all cash dividends, stock dividends, interest, profits, redemptions, warrants, subscription rights, stock, securities, options, substitutions, exchanges and other distributions now or hereafter paid, delivered or distributed by Issuer or which may hereafter be acquired by or delivered with respect to or in exchange for the Pledged Property, (ii) each Pledgor's records with respect to the foregoing and (iii) all proceeds of all of the foregoing, regardless of form.

               (e) "Pledged Securities" shall mean the shares of stock described in Exhibit "A".

               (f) All other terms hereinbefore or hereinafter defined in this Pledge Agreement shall have the meanings herein assigned to such terms.

               (g) All terms not specifically defined herein which are defined in the New York Uniform Commercial Code shall be construed in accordance with the definitions set forth therein. All references herein to the "UCC" shall mean the Uniform Commercial Code adopted by the New York as in effect from time to time.

        2.     Grant of Security Interest

               As collateral security for the prompt and unconditional payment and performance when due of each and every one of the Guaranteed Obligations, each Pledgor hereby assigns, mortgages, pledges, hypothecates, transfers, sets over and grants to Agent, for the benefit of the Lender Group, a security interest in and lien upon all of the Pledged Property.

        3.     Representations, Warranties, Covenants and Waivers

               Each of Pledgors hereby covenants, represents and warrants with and to Agent that (all of such covenants, representations and warranties being continuing in nature so long as any of the Guaranteed Obligations are outstanding):

               (a) The Pledged Securities of each Pledgor are duly authorized, validly issued, fully paid and nonassessable securities of each Issuer; and are not registered, nor has any Pledgor or Issuer authorized the registration thereof, in the name of any person or entity other than such Pledgor or Agent; and, except as otherwise shown in Exhibit "A" hereto, constitute all issued and outstanding shares of such Issuer.

               (b) The Pledged Property of each Pledgor is directly, legally and beneficially owned by such Pledgor free and clear of all claims, liens, pledges and encumbrances of any kind, nature or description except for the first and prior pledge and security interest with respect thereto in favor of Agent and restrictions under applicable securities law.

               (c) The Pledged Property is not subject to any restrictions relative to the pledge or transfer thereof, except as noted on the certificates evidencing the Pledged Securities, and each Pledgor has the right to transfer and hypothecate the Pledged Property of such Pledgor free and clear of any liens, encumbrances or restrictions except as otherwise provided herein and restrictions under applicable securities law.

               (d) The Pledged Property is duly and validly pledged to Agent and no consent or approval of any governmental or regulatory authority or of any securities exchange or the like, nor any consent or approval of any other third party, was or is necessary to the validity and enforceability of this Pledge Agreement.

               (e) Pledgor authorizes Agent to (i) control the Pledged Property,
(ii) perform any and all other acts which Agent in good faith deems reasonable and/or necessary for the protection and preservation of the Pledged Property or its value or Agent's security interest therein, including, without limitation, but only upon and during the continuation of an Event of Default, transferring, registering or arranging for the transfer or registration of the Pledged Property to or in Agent's own name and receiving the income therefrom as additional collateral for the Guaranteed Obligations and (iii) pay any charges or expenses which Agent deems necessary for the foregoing purposes, but without any obligation to do so. Any obligation of Agent for reasonable care for the Pledged Property in Agent's possession shall be limited to the same degree of care required by Section 9207 of the UCC (or any comparable successor statute).

               (f) Pledgor will not exercise any right under any Pledged Property which might constitute the exercise of such control by Agent so as to make the Issuer of such Pledged Property an Affiliate of Agent until after occurrence of and during the continuation of an Event of Default.

               (g) Pledgor will pay all charges and assessments of any nature against the Pledged Property or with respect hereto prior to said charges and/or assessments being delinquent.

               (h) Pledgor shall promptly reimburse Agent on demand, together with interest at the rate provided in the Loan Documents, for any charges, assessments, fees, and reasonable and documented out-of-pocket costs or expenses paid or incurred by Agent in its Permitted Discretion for the protection, preservation and maintenance of the Pledged Property and the enforcement of Agent's rights hereunder, including, without limitation, reasonable and documented out-of-pocket costs, attorneys fees and other expenses incurred by Agent in seeking to protect, collect or enforce its rights in the Pledged Property or otherwise hereunder.

               (i) Pledgor shall furnish Agent with such information concerning Issuer and the Pledged Property as Agent may from time to time request, including, without limitation, current financial statements.

               (j) During the term of this Pledge Agreement, if Pledgor shall receive, have registered in its name or become entitled to receive or acquire or have registered in its name any stock certificate, option or warrant with respect to the securities of Issuer (including, without limitation, any certificate representing a dividend on or a distribution or exchange of or in connection with any reclassification of the Pledged Securities) whether as an addition to, in substitution of, or in exchange for any of the Pledged Property or otherwise, such Pledgor agrees to accept same as Agent's agent, to hold same in trust for Agent and to deliver same forthwith to Agent or Agent's agent or bailee in the form received, with the endorsement(s) of the applicable Pledgor where necessary or duly executed appropriate powers and/or assignments, to be held by Agent or Agent's agent or bailee. If any of the foregoing is at any time in uncertificated form, the applicable Pledgor shall register same with Agent's security interest noted therein, as further security for the Guaranteed Obligations, and take such other actions as are necessary to create a valid and perfected first priority security interest in favor of Agent in the Pledged Securities or other Pledged Property.

               (k) During the term of this Pledge Agreement, no Pledgor shall directly or indirectly sell, assign, transfer, or otherwise dispose of, or grant any option with respect to the Pledged Property, nor shall any Pledgor create, incur or permit any further pledge, hypothecation, encumbrance, lien, mortgage or security interest with respect to the Pledged Property except as permitted by the Loan Agreement.

               (l) So long as no Event of Default has occurred and is continuing, each Pledgor: (i) shall have the right to vote and exercise all corporate rights with respect to its Pledged Securities; and (ii) shall have the right to receive and collect all dividends and distributions (other than of additional securities of the Issuer, or any options or warrants with respect to securities of the Issuer) with respect to the Pledged Securities.

               (m) Agent may notify each Issuer or the appropriate transfer agent of the Pledged Securities to register the security interest and pledge granted herein in the name of Agent and honor the rights of Agent with respect to the Pledged Securities and other Pledged Property.

               (n) Pledgor shall perform such further acts and execute such additional instruments as are reasonably required by Agent to effectuate and implement this Pledge Agreement and the provisions hereof.

               (o) No action has been taken or is being taken by or is currently planned by any Pledgor, or any agent acting on its behalf, which would cause this Pledge Agreement, the Guaranteed Obligations or the Loan Documents to violate any regulation of the Securities Exchange Act of 1934 or any other applicable law or regulation, in each case as now in effect or as the same may hereafter be amended or supplemented. Pledgor is not in the business of extending credit for the purpose of purchasing or carrying margin stocks or other securities. The Pledged Property does not compose margin stock.

               (p) Pledgor waives (i) all rights to require Agent to proceed against any other person, entity or collateral or to exercise any remedy, or
(ii) the defense of the statute of limitations in any action upon any of the Guaranteed Obligations or other collateral. Agent is entitled to all of the benefits of a secured party set forth in Section 9207 of the UCC (or any comparable successor statute).

        4.     Remedies After Event of Default

               Upon the occurrence and during the continuation of an Event of Default and subject to any restrictions set forth in the Loan Documents:

               (a) Agent, at its option, shall be empowered to exercise its right to instruct each Issuer of the Pledged Securities (or the appropriate transfer agent of the Pledged Securities) to register any or all of the Pledged Securities and/or other Pledged Property in the name of Agent or in the name of Agent's nominee, and Agent may complete, in any manner Agent may deem expedient, any and all stock powers, assignments or other documents heretofore or hereafter executed in blank by any Pledgor and delivered to Agent. After said instruction, and without further notice, Agent, in its sole and absolute discretion, shall have the exclusive right to exercise all voting and corporate rights with respect to the Pledged Securities and other Pledged Property and exercise any and all rights of conversion, redemption, exchange, subscription or any other rights, privileges, or options pertaining to any shares of the Pledged Securities or the other Pledged Property as if Agent were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Securities and other Pledged Property upon any merger, consolidation, reorganization, recapitalization or other readjustment with respect to Issuer. Upon the exercise of any such rights, privileges or options by Agent, Agent shall have the right to deposit and deliver any and all of the Pledged Securities and other pledged property to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Agent may determine, all without liability to any Pledgor, except to account for property actually received by Agent. However, Agent shall have no duty to exercise any of the aforesaid rights, privileges or options (all of which are exercisable in the sole discretion of Agent) and shall not be responsible for any failure to do so or delay in doing so.

               (b) In addition to all the rights and remedies of a secured party under the UCC, Agent shall have the right, at any time and without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Pledgor or any other Person, to proceed forthwith to collect, redeem, receive, appropriate, sell, or otherwise dispose of and deliver the Pledged Property or any part thereof in one or more lots at public or private sale or sales at any exchange, brokers board or at any of Agent's offices or elsewhere at such prices and on such terms as Agent may deem commercially reasonable. The foregoing disposition(s) may be for cash or on credit or for future delivery without assumption of any credit risk by Agent. The proceeds of any such collection, redemption, recovery, receipt, appropriation, realization, sale or other disposition, after deducting all costs and expenses of every kind incurred relative thereto or incidental to the care, safekeeping, maintenance, or disposition of any and all Pledged Property or in any way relating to the rights of Agent hereunder (including, without limitation, reasonable and documented out-of-pocket attorneys' fees and legal expenses) shall be applied first to the satisfaction of the Guaranteed Obligations (in such order as Agent may elect and whether or not due) and then to the payment of any amounts required by applicable law, including Section 9504(l)(c) of the UCC. Each Pledgor shall be liable to Agent for the payment on demand of all reasonable and documented out-of-pocket costs and expenses of any such sale, collection or other realizations, together with interest at the rate set forth in the Loan Documents, together with any reasonable attorneys' fees if placed with an attorney for collection or enforcement. Each Pledgor agrees that notice given to it in the same manner given to Pledgor pursuant to Section 12 of the Loan Agreement is reasonable notification of such matters.

               (c) To the fullest extent permitted by law, Agent or any Lender may be the purchaser of any or all of the Pledged Collateral at any such sale and Agent, as agent for and representative of the Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Property sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Pledged Property payable by Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgors, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law at least ten days' notice to Pledgors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Pledged Property regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. To the fullest extent permitted by law, each Pledgor hereby waives any claims against Agent or any other member of the Lender Group arising by reason of the fact that the price at which any Pledged Property may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Pledged Property to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Property are insufficient to pay all the Obligations, Pledgors shall be liable for the deficiency and the fees of any attorneys employed by Agent to collect such deficiency.

               (d) Pledgor recognizes that Agent may be unable to effect a public sale of all or part of the Pledged Property by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect; or contained in applicable Blue Sky or other state securities law, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire Pledged Property for their own account for investment and not with a view to the further distribution or resale thereof. If at the time of any sale of the Pledged Property or any part thereof, the same shall not, for any reason whatsoever, be effectively registered (if required) under the Securities Act of 1933 (or other applicable federal or state securities law), as then in effect, Agent in its sole and absolute discretion is authorized to sell the Pledged Property or any part thereof by private sale in such matter and under such circumstances as Agent or its counsel may deem necessary or advisable in order that such sale may legally be effected without registration under applicable securities laws. Each Pledgor acknowledges that private sales so made may be at prices and other terms less favorable to the seller than if such Pledged Property were sold at public sale, and that Agent has no obligation to delay the sale of any such Pledged Property for the period of time necessary to permit the Issuer of the Pledged Property, even if such Issuer would agree, to register such Pledged Property for public sale under such applicable securities laws. Each Pledgor agrees that any private sales made under the foregoing circumstances shall not be deemed to have been in a commercially unreasonable manner for the sole reason that it is a private sale.

               (e) Each Pledgor hereby agrees that if at any time all or any part of any payment theretofore paid by such Pledgor and applied by Agent to any of the Guaranteed Obligations is returned by Agent for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, reorganization or assignment for the benefit of creditors of any Pledgor), such Guaranteed Obligations, for the purpose of this Agreement, to the extent that such payment is returned, shall be deemed to have continued in existence, notwithstanding such application by Agent, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligations, all as though such application by Agent had not been made.

               (f) All of Lender Group's rights and remedies, including but not limited to those arising under this Pledge Agreement, the other Loan Documents, the instruments and securities comprising the Pledged Property, applicable law or otherwise, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Agent may deem expedient. No failure or delay on the part of Agent in exercising any of its options, powers or rights or partial or single exercise thereof shall constitute a waiver of such option, power or right.

        5.     Further Assurances

               Each Pledgor agrees that at any time and from time to time upon the request of Agent, to execute and deliver such further documents, including but not limited to irrevocable proxies or stock powers, in form satisfactory to counsel for Agent, and will take or cause to be taken such further acts as Agent may request in order to effect the purposes of this Pledge Agreement and perfect or continue the perfection of the security interest in the Pledged Property granted to Agent hereunder.

        6.     Miscellaneous

               (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Property while held by Agent hereunder, as provided in
Section 3(e) hereof, neither Agent, nor agent or bailee, nor any other member of the Lender Group shall have no duty or liability to protect or preserve any rights pertaining thereto. Agent shall be obligated to return or release its security interest in the Pledged Property, at the sole expense of Pledgors, after all Obligations are indefeasibly paid and performed in full in cash and neither Agent nor any other member of the Lender Group is under any further obligation to extend credit under the Loan Agreement.

               (b) No course of dealing between any Pledgor and Foothill, nor any failure or delay by Agent or any other member of the Lender Group to exercise any right, power or privilege under this Pledge Agreement, the other Loan Documents or under any other agreements, instruments and documents executed and delivered in connection therewith shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision of this Pledge Agreement shall be effective unless the same shall be in writing and signed by Agent, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

               (c) This Pledge Agreement may not be changed, modified or amended, in whole or in part, except by a writing signed by each Pledgor and Agent.

               (d) The provisions of this Pledge Agreement and the Loan Documents are severable, and if any clause or provision hereof or thereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall attach only to such clause or provision or part hereof in any such jurisdiction and shall not in any manner affect any other clause or provision in this Pledge Agreement or the Loan Documents in any jurisdiction or such clause or provision in any other jurisdiction. In the event of any inconsistency between the terms of this Pledge Agreement and the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

               (e) This Pledge Agreement shall inure to the benefit of each member of the Lender Group and their respective successors and assigns and shall be binding upon each Pledgor and its successors and assigns until all of the Guaranteed Obligations have been indefeasibly paid and performed in full in cash. The representatives, warranties, covenants and waivers by each Pledgor in this Pledge Agreement are joint and several.

               (f) Each Pledgor agrees to indemnify Agent from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Pledge Agreement), except to the extent such claims, losses or liabilities result solely from Agent's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

               (g) Each Pledgor shall pay to Agent upon demand the amount of any and all reasonable and documented out-of-pocket costs and expenses, including the reasonable and documented fees and out-of-pocket costs and expenses of its counsel and of any experts and agents, that Agent may incur in connection with
(i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the

Pledged Property, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure by Pledgors to perform or observe any of the provisions hereof.

        7.     Continuing Security Interest; Transfer of Loans.

        This Pledge Agreement shall create a continuing security interest in the Pledged Property and shall (a) remain in full force and effect until the payment in full of all Guaranteed Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding L/C's, (b) be binding upon each Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Lender Group hereunder, to the benefit of Lender Group and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of Section 14 of the Loan Agreement, any Lender may assign or otherwise transfer any of the Guaranteed Obligations, the Commitments and the other rights and obligations held by it under the Loan Agreement and the other Loan Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full in cash of all Guaranteed Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding L/C's, the security interest granted hereby shall terminate and all rights to the Pledged Property of a Pledgor shall revert to such Pledgor. Upon any such termination Agent will, at Pledgors' expense, execute and deliver to Pledgor' such documents as Pledgors shall reasonably request to evidence such termination and Pledgors shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Agent, of such of the Pledged Property as shall not have been sold or otherwise applied pursuant to the terms hereof.

        8.     CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

               THE VALIDITY OF THIS PLEDGE AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE PROVIDED BY THE UCC). THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, OR, IF SUCH COURTS DO NOT HAVE SUBJECT MATTER JURISDICTION, THEN, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS PERTAINING TO THE COLLATERAL AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. PLEDGOR AND AGENT WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF

FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8. EACH PLEDGORS AND AGENT HEREBY WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PLEDGOR AND AGENT REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered on the day and year first above written.

COMMUNICATIONS & POWER
INDUSTRIES HOLDING CORPORATION
By:____________________________
Name: _________________________
Title: __________________________

Address:
c/o Communications & Power Industries, Inc.
607 Hansen Way,
Palo Alto, California 94303
Attention: Lynn E. Harvey, Chief Financial Officer



CPI SUBSIDIARY HOLDINGS INC.
By:____________________________
Name: _________________________
Title: __________________________

Address:
c/o Communications & Power Industries, Inc.
607 Hansen Way,
Palo Alto, California 94303
Attention: Lynn E. Harvey, Chief Financial Officer

                                   EXHIBIT "A"

                               PLEDGED SECURITIES

             Issuer                      Type of Securities        No. of Shares   Par Value